UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-09237

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Advisors Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., Founder, Chairman and Global Chief Investment Officer
Calamos Advisors LLC,
2020 Calamos Court,
Naperville, Illinois
60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:	(630) 245-7200

DATE OF FISCAL YEAR END:	December 31, 2017

DATE OF REPORTING PERIOD:	January 1, 2017 through December 31, 2017

Growth and Income Portfolio

ANNUAL REPORT DECEMBER 31, 2017

Experience and Foresight

About Calamos Investments

For over 40 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer investment portfolios to suit a variety of asset allocation needs. For example, our mutual funds include equity, convertible, fixed income and alternative funds. We offer U.S. funds as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to manage risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced one of the first liquid alternative funds, offering returns with lower correlation to traditional stock and bond markets. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

TABLE OF CONTENTS

Letter to Contract Owners1

Investment Team Discussion2

Expense Overview7

Schedule of Investments9

Statement of Assets and Liabilities14

Statement of Operations15

Statements of Changes in Net Assets16

Notes to Financial Statements17

Financial Highlights25

Report of Independent Registered
Public Accounting Firm26

Trustee Approval of
Management Agreement27

Tax Information29

Trustees and Officers30

Letter to Contract Owners

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

Dear Contract Owner:

Welcome to your annual report for the 12-month period ended December 31, 2017. In this report, you will find commentary from the Calamos investment team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of Calamos Growth and Income Portfolio.

In 2017, stocks and convertible securities posted strong gains, supported by synchronized global economic growth, healthy corporate earnings and a benign inflation environment. Deregulation and anticipation of tax reform in the U.S. further fueled the bull market. Although the Federal Reserve continued to raise short-term interest rates, its gradual course and the accommodative policies of other global central banks helped keep long-term rates in check, resulting in a flattening of the yield curve. Within the fixed income asset class, high yield bonds generated healthy returns for the year as confidence in the economy grew and spreads tightened.

I am confident that the portfolio is advantageously positioned for the market environment we expect. We understand that policyholders seek consistent performance over time, as well as competitive income. As we will discuss at greater length in this report, our team has structured the portfolio to participate in the advance of the stock market, with potentially less exposure to downside volatility. Unlike balanced portfolios that invest exclusively in stocks and bonds, this portfolio is differentiated by a broader investment universe, which also includes convertible securities. Since our founding more than 40 years ago, we have utilized convertibles to enhance risk/return characteristics.

Our investment team sees considerable opportunities for investors in 2018, including in stocks and convertible securities, the mainstays of the portfolio historically. We expect healthy economic growth to continue in the U.S. and globally. We believe that tax reform and more reasonable levels of regulation will provide a tailwind to businesses, and in turn, to the markets and economy. We are closely watching for signs of inflation, but at this point, we do not believe elevated concern is warranted. We expect corporate earnings growth to remain healthy in upcoming quarters. Also, although the Fed is likely to keep raising rates as the economy grows, we expect long-term rates to remain well behaved.

Nonetheless, this is an environment where risk management—and a focus on capital preservation—matter. There is likely to be more volatility in 2018 than in 2017, which could prove unsettling to some investors. I expect rotations in market leadership, and the stock market may experience a correction or two before rising further. It is important to remember that corrections are typical, even during bull markets. For long-term investors such as ourselves, short-term volatility can actually provide buying opportunities.

In closing, all of us at Calamos Investments are grateful for your continued trust. We are honored that you have given us the opportunity to help you achieve your financial goals. Please visit our website www.calamos.com often for thought leadership on asset allocation, the markets and the economy.

Sincerely,

John P. Calamos, Sr.
Founder, Chairman and Global Chief Investment Officer

Investment Team Discussion

2CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

SECTOR WEIGHTINGS

Information Technology	22.4%
Consumer Discretionary	14.7
Financials	14.2
Health Care	11.4
Industrials	10.5
Consumer Staples	6.8
Energy	5.5
Other	2.6
Utilities	2.4
Real Estate	2.3
Materials	1.3
Telecommunication Services	1.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Portfolio may hold.

CALAMOS GROWTH AND INCOME PORTFOLIO

INVESTMENT TEAM DISCUSSION

How did the Portfolio perform over the reporting period?

For the 12-month period ended December 31, 2017, the Calamos Growth and Income Portfolio (the “Portfolio”) gained 15.51% (Class A shares at net asset value) versus a return of 21.83% for the S&P 500 Index and increase of 12.27% for the Value Line Convertible Index (or specifically the Value Line Total Return Index, which includes an income component for issues making interest and dividend payments). The ICE BofAML All U.S. Convertibles Index returned 13.70% for the annual period.

The 12-month period, in hindsight, appeared to be an easy time to invest in the equity markets, though it did not typically feel that way in real time. There was political turmoil in the U.S., difficult Brexit discussions in Europe, and geopolitical tensions around the world (North Korea and Russia as examples). Add to this mix significant natural disasters and terrorism. Despite all this, equity markets climbed steadily through the calendar year. During the reporting period, the U.S. equity market posted 12 consecutive monthly gains (although March 2017 saw only a 0.12% increase for the S&P 500 Index). The winning streak of positive returns now goes back 14 consecutive months, with October 2016 being the last month to post a negative return for the S&P 500 Index. In a rising equity environment with historically low volatility as measured by the VIX Index, the Portfolio’s risk-conscious approach captured significant equity market appreciation and performed well during the brief-yet-minor sell-offs experienced during the first six months of the reporting period, most noticeably in March 2017.

We manage this Portfolio with the goal of achieving upside equity participation and potential downside protection over full market cycles via a quality-growth strategy. Since its inception on May 18, 1999, the Portfolio has returned 7.28% on an annualized basis (Class A shares at net asset value) versus a 5.77% gain for the S&P 500 Index, 7.60% return for the Value Line Convertible Index and 6.79% increase for the ICE BofAML All U.S. Convertibles Index.

What is the Portfolio’s investment strategy?

The Portfolio invests primarily in a diversified portfolio of common stocks, convertible instruments (including structured or synthetic convertibles), and fixed income securities of U.S. companies. In pursuing its total-return investment objective, the Portfolio’s investment team attempts to utilize these different types of securities to strike the appropriate balance between risk and reward with the intent of optimizing growth and income. As we focus on managing volatility, our goal for the Portfolio is to participate in a greater portion of equity market upside than downside over the long term, which we believe may help investors enjoy capital appreciation and income while helping them maintaining their investment discipline.

Please discuss the Portfolio’s lower-volatility* characteristics

We believe the Portfolio’s historically lower-volatility characteristics are a byproduct of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a portfolio’s historic volatility versus the market, which is assigned a beta of 1.0. A portfolio with half the volatility of the market would have a beta of 0.5, while a portfolio with a beta of 2.0 would have been twice as volatile as the market.

*The Portfolio’s historical performance has exhibited lower volatility, as measured by beta and standard deviation, over the life of the Portfolio. The Portfolio’s investment objective does not seek to reduce volatility, and as a result, the Portfolio may experience volatility in some market conditions.

Investment Team Discussion

Since its inception, the Portfolio has had a beta of 0.72 (Class A shares) versus the S&P 500 Index. The Portfolio has therefore outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity market. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

Although our strategy is compared to an all-equity benchmark index, we typically invest a portion of the Portfolio in securities that exhibit less volatility, such as convertible securities. We believe this tactic offers lower downside capture, which is a critical part of our risk-management process, but it can also cause the Portfolio returns to lag the benchmark return during periods of strong market performance. Through this focus on risk management, we have been able to provide investors a less-volatile equity investment, as measured by beta, and outperform the S&P 500 Index since inception.

What factors influenced performance?

The U.S. equity market enjoyed a strong 2017, thanks to continued strength in corporate earnings and inflation measures that surprised investors to the downside. This combination proved to be a sweet spot for equity markets, and indices climbed on earnings growth and modest expansion of multiples, which many doubters second-guessed throughout the year. Numerous market pundits focused on what could go wrong in 2017. In support of their negative narrative, they cited: the rapid gains for equity markets at the end of 2016, the length of the market recovery going into its ninth year, the higher level of forward P/Es, and the length of time since the equity market’s last 10% correction.

Despite these factors, the economic upturn that began in the middle of 2016 continued providing slow and steady growth throughout 2017. Additionally, the economic expansion spread globally, with all 45 countries tracked by the OECD achieving growth in 2017. This backdrop proved supportive to corporate earnings and a myriad of positive earnings surprises continued to impress investors throughout the year. Each of the major U.S. equity indexes hit new highs in the period. In addition to strong corporate earnings, investors responded to robust economic data and the anticipation of significant tax reforms. Congress passed wide-ranging tax legislation in December, completing what had been a highly anticipated event with broad economic implications. The changes will result in a permanent tax cut for U.S. corporations in addition to a series of tax reforms and changes for individuals. Positive economic releases and moderate inflation continued to support higher stock prices in the period. ISM data showed that both services and manufacturing activity remained strong in November and December, with readings landing well into expansion territory. From a monetary policy perspective, Janet Yellen presided over her final meeting as Fed Chair, and the Fed raised interest rates as expected, marking the third increase for the year and fifth hike in this cycle—and markets took the news and the rate hike in stride. In terms of the overall economy, U.S. Real GDP growth in the latest quarter was revised slightly to a 3.2% annual rate and continued to show a healthy uptick in activity as the year progressed.

The Portfolio captured significant equity market upside, despite the fact that the Portfolio’s investment team does not take an all-equity approach and continues to keep an eye toward managing downside risks. Just because risks did not materialize and have a downside effect on the market’s performance during 2017 does not mean that risks did not exist. Sector positioning proved beneficial, as an underweight to the energy sector buoyed performance—energy was one of only two sectors with negative returns for the calendar year within the S&P 500 Index. Additionally, underweighting many of the bond surrogate sectors, those with higher dividends and perceived lower volatility, worked well for the Portfolio, as real estate, telecom services and utilities all underperformed the broad market. Security selection within telecom services, real estate and industrials all outperformed, despite our lower-risk approach in a steadily climbing equity market.

Security selection among some of the market leading sectors detracted from performance relative to the all-equity S&P 500 Index, but still delivered significant upside capture. Most notably, information technology holdings in the Portfolio performed strongly but lagged in areas, such as semiconductors and internet software and services. Security selection in consumer discretionary, though strong in absolute terms, trailed the impressive gains of internet retail names within the S&P 500 Index. The Portfolio’s health care names detracted in a similar manner, as the strong gains of biotechnology and health care equipment holdings did not keep pace with the all-equity index constituents.

Investment Team Discussion

4CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

GROWTH OF $ 10,000 FOR 10 YEAR PERIOD ENDED 12/31/17

AVERAGE ANNUAL TOTAL RETURN† FOR THE PERIOD ENDED 12/31/17

1 YEAR	3 YEARS	5 YEARS	10 YEARS

15.51%	7.49%	9.08%	5.73%

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio.

†Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average, assuming reinvestment of income and capital gain distributions. Returns do not reflect sales charges, expenses and fees assessed in connection with the variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return to the contract or policy owner.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Source: Mellon Analytical Solutions, Inc.

ICE BofAML All U.S. Convertibles Index (VXA0) is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities. Source ICE Data Indices, LLC, used with permission. ICE permits use of the ICEBofAML indices and related data on an ‘as is’ basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML Indices or data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing and does not sponsor, endorse or recommend Calamos Advisors LLC or any of its products or services.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Please describe the Portfolio’s participation in up and down markets since its inception.

The Portfolio invests in a combination of stocks, convertible securities and bonds to offer a total-return-oriented investment that seeks to consistently balance risk and reward through full market cycles. As we focus on managing volatility, we strive to participate in a greater portion of equity market upside than downside.

There are a variety of ways to express up-market and down-market capture: whether daily, monthly, quarterly, or as we look at the markets—in longer-term trends. In the chart below, you can see how the Portfolio performed through distinct market periods. In the five major market periods shown, the Portfolio has generally participated in the upside movements of the equity market while limiting the downside exposure during times of tumult.

Investment Team Discussion

MANAGING RISK OVER MARKET CYCLES

The Growth and Income Portfolio historically has captured a significant amount of upside during bull markets and limited losses when markets have plunged.

Calamos Growth and Income Portfolio
S&P 500 Index
ANNUALIZED RETURNS (%)
GREAT '90s BULL MARKET
INCEPTION–3/00
225% UPSIDE CAPTURE
28.46
12.66
INTERNET BUBBLE CRASH
4/00–3/03
15% DOWNSIDE CAPTURE
-2.40
-16.09
RECOVERY
4/03–10/07
91% UPSIDE CAPTURE
14.60
16.13
FINANCIAL CRISIS
11/07–2/09
77% DOWNSIDE CAPTURE
-31.85
-41.39
RECOVERY
3/09–12/17
66% UPSIDE CAPTURE
12.19
18.22
GROWTH OF $10,000
$40,000
$30,000
$20,000
$10,000
$0
5/19/99
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio.

Upside capture ratio measures a manager’s performance in up markets relative to the named index itself. It is calculated by taking the security’s upside capture return and dividing it by the benchmark’s upside capture return. Downside capture ratio measures manager’s performance in down markets as defined by the named index. A down market is defined as those periods (months or quarters) in which named index return is less than 0. In essence, it tells you what percentage of the down market was captured by the manager. For example, if the ratio is 110%, the manager has captured 110% of the down-market and therefore underperformed the market on the downside. Source: State Street Corporation and Lipper, Inc.

How is the Portfolio positioned?

Heading into 2017, the Portfolio increased its overall pure equity stake, increasing the risk/reward of the Portfolio in the belief that that global economic recovery was on solid footing, which would benefit the U.S. economy and businesses. After a strong year of market performance, our view has not changed. While we maintain a higher overall common stock positioning, we have sought to manage risks in some of the higher-growth sectors such as information technology, consumer discretionary and health care, where fundamentals are strong, but valuations may be less compelling than in years past. The Portfolio maintains its underweight allocations to the low-growth, perceived stable bond surrogate common stocks, as it did at the beginning of the prior year. That being said, the Portfolio has continued to make adjustments within sectors and individual names.

Investment Team Discussion

6CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

The Portfolio’s largest weightings remain in the information technology and consumer discretionary sectors, as well as traditional growth sectors (such as health care) that may perform well even in a slow-growth environment. Investments in both sectors were increased slightly during the reporting period. The consumer discretionary sector also represents the Portfolio’s largest overweight to the S&P 500 Index. Our names span quite a diverse grouping of consumer-oriented businesses, from modern retail and entertainment to brick and mortar businesses. The Portfolio favors lower-capital-intensive businesses and has an overweight to internet and direct marketing retail, but owns convertible securities in an effort to manage risks in this space. The Portfolio went from a slight overweight in industrials, to a slight underweight.

What closing thoughts do you have for Portfolio shareholders?

We remain constructive on the U.S. equity market given our view that the U.S. economy and the global economy as a whole appear positioned for slow but steady growth. While monetary policy in the U.S. is tightening to some extent, this change is coming off an incredibly simulative stance, so we believe the effects of the change may be similar to discontinuing medication once a patient regains health. Globally, monetary policy continues to be simulative. The equity market’s gains do not appear overly enthusiastic in our view and are supported by stronger earnings and sales growth, deregulation, and tax reform—a combination which the market has not seen in many years. Many investors have concerns about the length of the economic recovery and overall valuations for U.S. equities. We are less concerned with the length of the recovery, because the recovery should be measured in strength, not in age. As for valuations, we would agree that they are higher than where they were a year ago, but in a relative sense, they may be wholly appropriate when considering the cost of capital and the improvements to earnings. However, the market has gone for a considerable time without a correction, and at no time last year was the equity market down 5% from where it had started the year. We would remind investors that market pauses and corrections are actually quite normal. We see the Portfolio as an attractive way to help manage those concerns as blending common stocks with convertibles and fixed income may allow for varying equity sensitivity. Volatility, when it occurs, may prove supportive to the convertible holdings, as the value of the option typically increases as volatility increases.

Expense Overview

EXPENSE OVERVIEW

As a contract or policy owner, you incur certain costs. Because the Portfolio is a funding vehicle for annuities, policies and eligible plans, you may also incur sales charges and other fees related to your annuity, policy or eligible plan. In addition, the Portfolio incurs transaction costs and ongoing costs, including management fees, and other fund expenses, such as audit, legal and custodian fees.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017. It is intended to help you understand the ongoing costs associated with investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts to the examples table:

Actual

In this part of the table, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017, the period covered by this report. This table also shows the actual returns, after expenses, you would have earned during that time. This table can help you estimate your own expenses. For example, if you invested $8,600 in the Portfolio, simply divide $8,600 by $1,000, then multiply that result by the figure in the “Actual Expenses per $1,000” row. In this example, you would multiply 8.6 by the figure.

Hypothetical

In this part of the table, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from July 1, 2017 to December 31, 2017, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this table, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the table. Note that this table will not help you determine your own expenses, but will help you compare expenses of the Portfolio to the expenses of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

Expense Overview

8CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, July 1, 2017 and held through December 31, 2017.

Actual Expenses per $1,000*	$7.75
Actual - Ending Balance	$1,077.10
Hypothetical Expenses per $1,000*	$7.53
Hypothetical - Ending Value	$1,017.74
Annualized expense ratio	1.48%

*Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365.

Schedule of Investments December 31, 2017

See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (14.0%)
Consumer Discretionary (3.5%)
75,000		DISH Network Corp. 3.375%, 08/15/26	$81,902
50,000		Liberty Expedia Holdings, Inc.* 1.000%, 06/30/47	49,745
110,000		Liberty Interactive, LLC* 1.750%, 09/30/46	127,243
		Liberty Media Corp.
125,000		2.250%, 09/30/46	130,483
90,000		1.375%, 10/15/23	103,812
40,000		Marriott Vacations Worldwide Corp.* 1.500%, 09/15/22	45,033
175,000		Priceline Group, Inc. 0.350%, 06/15/20	242,443
145,000		Tesla, Inc. 1.250%, 03/01/21	157,181
			937,842

Financials (1.2%)
		Ares Capital Corp.
175,000		4.375%, 01/15/19	178,979
135,000		4.750%, 01/15/18	135,204
			314,183

Health Care (1.0%)
23,000		BioMarin Pharmaceutical, Inc. 1.500%, 10/15/20	27,323
120,000		Illumina, Inc. 0.000%, 06/15/19	130,769
39,000		Innoviva, Inc.* 2.500%, 08/15/25	41,681
55,000		Insulet Corp.* 1.375%, 11/15/24	55,974
20,000		Molina Healthcare, Inc. 1.625%, 08/15/44	27,798
			283,545

Industrials (0.8%)
26,000		Air Transport Services Group, Inc.* 1.125%, 10/15/24	26,916
38,000		Meritor, Inc.* 3.250%, 10/15/37	39,883
80,000		Pacira Pharmaceuticals, Inc.* 2.375%, 04/01/22	83,636
60,000	EUR	Safran, SA 0.000%, 12/31/20	73,504
			223,939

Information Technology (6.4%)
100,000		Altaba, Inc. 0.000%, 12/01/18	134,937
135,000		Citrix Systems, Inc. 0.500%, 04/15/19	175,300
PRINCIPAL AMOUNT		VALUE
26,000	Cypress Semiconductor Corp.* 2.000%, 02/01/23	$26,911
85,000	Finisar Corp. 0.500%, 12/15/36	79,306
50,000	II-VI, Inc.* 0.250%, 09/01/22	60,304
54,000	Inphi Corp. 0.750%, 09/01/21	53,856
130,000	Intel Corp. 3.250%, 08/01/39	290,353
80,000	Lumentum Holdings, Inc.* 0.250%, 03/15/24	89,621
80,000	Microchip Technology, Inc.* 1.625%, 02/15/27	94,217
64,000	ON Semiconductor Corp. 1.000%, 12/01/20	82,002
43,000	RealPage, Inc.* 1.500%, 11/15/22	53,760
85,000	Salesforce.com, Inc. 0.250%, 04/01/18	130,552
135,000	Servicenow, Inc.* 0.000%, 06/01/22	154,712
75,000	Silicon Laboratories, Inc.* 1.375%, 03/01/22	87,121
19,000	Weibo Corp.* 1.250%, 11/15/22	21,020
190,000	Workday, Inc.* 0.250%, 10/01/22	188,521
		1,722,493

Materials (0.4%)
95,000	Royal Gold, Inc. 2.875%, 06/15/19	102,537

Real Estate (0.7%)
55,000	Empire State Realty OP, LP* 2.625%, 08/15/19	60,603
	IH Merger Sub, LLC
55,000	3.000%, 07/01/19	70,677
40,000	3.500%, 01/15/22*	46,298
		177,578
	TOTAL CONVERTIBLE BONDS (Cost $3,555,630)	3,762,117

U.S. Government And Agency Securities (0.9%)
	United States Treasury Note
125,000	1.125%, 06/30/21	121,089
66,000	2.000%, 11/15/26	63,894
63,000	1.625%, 05/15/26	59,363
	Total U.S. Government And Agency Securities (Cost $250,564)	244,346

10CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Schedule of Investments December 31, 2017

See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
SYNTHETIC CONVERTIBLE SECURITIES (4.8%) ¤
CORPORATE BONDS (4.3%)
Consumer Discretionary (2.2%)
53,000	Dana, Inc. 5.500%, 12/15/24	$55,979
	DISH DBS Corp.
50,000	5.875%, 07/15/22	50,346
50,000	5.125%, 05/01/20	51,207
70,000	Expedia, Inc. 5.950%, 08/15/20	75,444
45,000	GameStop Corp.* 6.750%, 03/15/21	47,137
100,000	Home Depot, Inc. 2.700%, 04/01/23	101,019
140,000	L Brands, Inc. 5.625%, 02/15/22	149,460
25,000	Lowe’s Companies, Inc. 3.875%, 09/15/23	26,650
20,000	PVH Corp. 4.500%, 12/15/22	20,430
		577,672

Consumer Staples (0.5%)
135,000	Wal-Mart Stores, Inc. 3.300%, 04/22/24	140,607

Financials (0.2%)
50,000	Berkshire Hathaway, Inc. 2.750%, 03/15/23	50,376

Health Care (0.1%)
30,000	Universal Health Services, Inc.* 4.750%, 08/01/22	30,813

Industrials (0.2%)
60,000	Icahn Enterprises, LP 4.875%, 03/15/19	60,053

Information Technology (1.1%)
20,000	ACI Worldwide, Inc.* 6.375%, 08/15/20	20,446
135,000	Alphabet, Inc. 3.375%, 02/25/24	141,394
65,000	Apple, Inc. 3.450%, 05/06/24	67,531
75,000	Brocade Communications Systems, Inc. 4.625%, 01/15/23	76,627
		305,998
	Total CORPORATE BONDS	1,165,519

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (0.5%) #
Other (0.5%)
	iShares MSCI EAFE ETF
700 70,000	Call, 02/16/18, Strike $71.00	$39,550
240 24,000	Call, 03/16/18, Strike $70.00	37,920
	iShares MSCI Emerging Markets
180 18,000	Call, 02/16/18, Strike $47.00	19,800
75 7,500	Call, 03/16/18, Strike $46.50	12,600
	iShares Russell 2000 ETF
45 4,500	Call, 02/16/18, Strike $154.00	9,540
41 4,100	Call, 02/16/18, Strike $150.00	18,491
	Total Purchased Options	137,901
	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $1,286,227)	1,303,420

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (6.7%)
Energy (0.5%)
875	CenterPoint Energy, Inc. (Time Warner, Inc., Charter Communications, Time, Inc.)**§ 3.399%, 09/15/29	58,583
1,470	Hess Corp. 8.000%, 02/01/19	85,084
		143,667

Financials (1.1%)
4,550	AMG Capital Trust II 5.150%, 10/15/37	286,655

Health Care (1.3%)
210	Allergan, PLC 5.500%, 03/01/18	123,112
2,535	Anthem, Inc. 5.250%, 05/01/18	141,960
1,300	Becton Dickinson and Company 6.125%, 05/01/20	75,270
		340,342

Industrials (0.7%)
2,155	Rexnord Corp. 5.750%, 11/15/19	125,787
650	Stanley Black & Decker, Inc. 5.375%, 05/15/20	79,788
		205,575

Schedule of Investments December 31, 2017

See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE

Real Estate (1.4%)
1,751	American Tower Corp. 5.500%, 02/15/18	$220,188
130	Crown Castle International Corp. 6.875%, 08/01/20	146,988
		367,176

Utilities (1.7%)
444	Dominion Resources, Inc. 6.750%, 08/15/19	22,937
1,500	DTE Energy Company 6.500%, 10/01/19	81,210
5,000	NextEra Energy, Inc. 6.371%, 09/01/18	347,900
		452,047
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,597,185)	1,795,462

Common Stocks (67.8%)
Consumer Discretionary (9.0%)
505	Amazon.com, Inc.#	590,582
5,395	Comcast Corp. - Class A	216,070
905	Dollar Tree, Inc.#	97,115
2,860	General Motors Company, Inc.	117,231
1,905	Home Depot, Inc.	361,055
1,685	Lowe’s Companies, Inc.	156,604
1,265	McDonald’s Corp.	217,732
725	Netflix, Inc.#	139,171
195	PVH Corp.	26,756
625	Royal Caribbean Cruises, Ltd.	74,550
2,355	Starbucks Corp.	135,248
895	TJX Companies, Inc.	68,432
2,150	Walt Disney Company	231,146
		2,431,692

Consumer Staples (6.3%)
1,200	Altria Group, Inc.	85,692
5,804	Coca-Cola Company	266,288
795	Costco Wholesale Corp.	147,965
4,325	Mondelez International, Inc. - Class A	185,110
2,160	PepsiCo, Inc.	259,027
1,900	Philip Morris International, Inc.	200,735
3,166	Procter & Gamble Company	290,892
1,775	Wal-Mart Stores, Inc.	175,281
995	Walgreens Boots Alliance, Inc.	72,257
		1,683,247

Energy (5.0%)
2,445	Chevron Corp.	306,090
1,300	ConocoPhillips	71,357
1,200	EOG Resources, Inc.	129,492
NUMBER OF SHARES		VALUE
5,200	Exxon Mobil Corp.	$434,928
2,900	Halliburton Company	141,723
1,175	Marathon Petroleum Corp.	77,526
415	Pioneer Natural Resources Company	71,733
1,665	Schlumberger, Ltd.	112,204
		1,345,053

Financials (11.7%)
470	Affiliated Managers Group, Inc.~	96,468
1,195	American International Group, Inc.	71,198
12,255	Bank of America Corp.	361,768
2,000	Bank of New York Mellon Corp.	107,720
1,675	BB&T Corp.	83,281
820	Capital One Financial Corp.	81,656
545	Chubb Corp.	79,641
4,685	Citigroup, Inc.	348,611
570	Discover Financial Services	43,844
2,430	E*TRADE Financial Corp.#	120,455
675	Goldman Sachs Group, Inc.	171,963
2,000	Intercontinental Exchange, Inc.	141,120
5,415	JPMorgan Chase & Company	579,080
1,335	KeyCorp	26,927
1,555	Marsh & McLennan Companies, Inc.	126,561
2,609	MetLife, Inc.	131,911
1,840	Morgan Stanley	96,545
270	Northern Trust Corp.	26,970
1,220	PNC Financial Services Group, Inc.	176,034
1,175	Prudential Financial, Inc.	135,101
2,470	Wells Fargo & Company	149,855
		3,156,709

Health Care (9.0%)
2,185	AbbVie, Inc.	211,311
1,230	Agilent Technologies, Inc.	82,373
205	Alexion Pharmaceuticals, Inc.#	24,516
715	Amgen, Inc.	124,339
3,120	Baxter International, Inc.	201,677
925	Bristol-Myers Squibb Company	56,684
1,100	Celgene Corp.#	114,796
3,900	Johnson & Johnson	544,908
1,240	Medtronic, PLC	100,130
3,360	Merck & Company, Inc.	189,067
5,760	Pfizer, Inc.	208,627
945	Stryker Corp.	146,324
435	Thermo Fisher Scientific, Inc.	82,598
1,465	UnitedHealth Group, Inc.	322,974
		2,410,324

12CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Schedule of Investments December 31, 2017

See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE

Industrials (8.8%)
730	Boeing Company	$215,284
1,315	Caterpillar, Inc.	207,218
2,475	CSX Corp.	136,150
5,300	Delta Air Lines, Inc.	296,800
1,225	Eaton Corp., PLC	96,787
1,670	Emerson Electric Company	116,382
7,600	General Electric Company	132,620
2,550	Honeywell International, Inc.	391,068
494	Lockheed Martin Corp.	158,599
590	Northrop Grumman Corp.	181,077
1,905	PACCAR, Inc.	135,407
1,400	Union Pacific Corp.	187,740
930	United Parcel Service, Inc. - Class B	110,810
		2,365,942

Information Technology (14.9%)
820	Accenture, PLC - Class A	125,534
335	Adobe Systems, Inc.#~	58,705
710	Alphabet, Inc. - Class A#	747,914
5,705	Apple, Inc.~	965,457
660	Broadcom, Ltd.	169,554
1,540	Cisco Systems, Inc.	58,982
2,585	Facebook, Inc. - Class A#	456,149
894	Lam Research Corp.	164,559
1,130	MasterCard, Inc. - Class A	171,037
8,430	Microsoft Corp.	721,102
365	NVIDIA Corp.	70,628
1,410	Oracle Corp.	66,665
2,060	Visa, Inc. - Class A	234,881
		4,011,167

Materials (0.9%)
2,810	DowDuPont, Inc.	200,128
850	Nucor Corp.	54,043
		254,171

Real Estate (0.2%)
805	Welltower, Inc.	51,335

Telecommunication Services (1.3%)
2,950	AT&T, Inc.~	114,696
4,165	Verizon Communications, Inc.	220,453
		335,149

Utilities (0.7%)
4,476	Exelon Corp.	176,399
	Total Common Stocks (Cost $13,052,465)	18,221,188

NUMBER OF SHARES		VALUE
Exchange-Traded Funds (2.0%)
Other (2.0%)
1,155	iShares NASDAQ Biotechnology ETF	$123,319
2,880	iShares MSCI EAFE ETF	202,493
1,600	iShares Russell 2000 Value ETF	201,200
	Total Exchange-Traded Funds (Cost $509,382)	527,012

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (0.1%) #
Other (0.1%)
	SPDR S&P 500 ETF Trust
110 11,000	Put, 02/16/18, Strike $254.00	11,770
40 4,000	Put, 03/29/18, Strike $265.00	19,020
	Total Purchased Options (Cost $52,708)	30,790

NUMBER OF SHARES		VALUE
Short Term Investments (4.2%)
567,393	Fidelity Prime Money Market Fund - Institutional Class	567,563
565,021	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	565,021
	Total Short Term Investments (Cost $1,132,599)	1,132,584
TOTAL INVESTMENTS (100.5%) (Cost $21,436,760)		27,016,919
LIABILITIES, LESS OTHER ASSETS (-0.5%)		(130,118)
NET ASSETS (100.0%)		$26,886,801

Forward Foreign Currency Contracts

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	European Monetary Unit	01/30/18	57,000	$68,498	$(1,114)
					$(1,114)

Schedule of Investments December 31, 2017

See accompanying Notes to Financial Statements

NOTES TO SCHEDULE OF INVESTMENTS

*Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

¤The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

**Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at December 31, 2017.

§Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#Non-income producing security.

~Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $65,220.

FOREIGN CURRENCY ABBREVIATION

EUREuropean Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

14CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Statement of Assets and Liabilities December 31, 2017

See accompanying Notes to Financial Statements

ASSETS
Investments in securities, at value (cost $21,436,760)	$27,016,919
Receivables:
Accrued interest and dividends	55,240
Investments sold	9,442
Prepaid expenses	348
Other assets	111,234
Total assets	27,193,183

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	1,114
Payables:
Investments purchased	94,451
Portfolio shares redeemed	31,053
Affiliates:
Investment advisory fees	17,139
Deferred compensation to trustees	111,234
Financial accounting fees	265
Trustees’ fees and officer compensation	823
Other accounts payable and accrued liabilities	50,303
Total liabilities	306,382
NET ASSETS	$26,886,801

COMPOSITION OF NET ASSETS
Paid in capital	$21,455,154
Undistributed net investment income (loss)	(323,169)
Accumulated net realized gain (loss) on investments and written options	175,771
Unrealized appreciation (depreciation) of investments	5,579,045
NET ASSETS	$26,886,801
Shares outstanding (no par value; unlimited number of shares authorized)	1,730,346
Net asset value and redemption price per share	$15.54

Statement of Operations Year Ended December 31, 2017

See accompanying Notes to Financial Statements

INVESTMENT INCOME
Interest	$197,947
Dividends	456,630
Securities lending income	1,185
Total investment income	655,762

EXPENSES
Investment advisory fees	194,186
Legal fees	76,104
Audit fees	42,500
Accounting fees	18,369
Trustees’ fees and officer compensation	14,851
Printing and mailing fees	9,162
Transfer agent fees	8,420
Custodian fees	6,862
Financial accounting fees	3,007
Other	10,612
Total expenses	384,073
NET INVESTMENT INCOME (LOSS)	271,689

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	1,488,048
Purchased options	(164,808)
Forward foreign currency contracts	(22,023)
Written options	35,268
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	2,157,002
Purchased options	(29,969)
Forward foreign currency contracts	(6,085)
Written options	1,331
NET GAIN (LOSS)	3,458,764
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,730,453

Statements of Changes in Net Assets

16CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

See accompanying Notes to Financial Statements

	Year Ended December 31, 2017	Year Ended December 31, 2016
OPERATIONS
Net investment income (loss)	$271,689	$268,560
Net realized gain (loss)	1,336,485	1,228,147
Change in unrealized appreciation/(depreciation)	2,122,279	1,191
Net increase (decrease) in net assets resulting from operations	3,730,453	1,497,898

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(214,677)	(596,728)
Net realized gains	(1,268,862)	(627,121)
Total distributions	(1,483,539)	(1,223,849)

CAPITAL SHARE TRANSACTIONS
Issued	721,962	1,348,593
Issued in reinvestment of distributions	1,483,539	1,223,849
Redeemed	(2,507,055)	(4,187,937)
Net increase (decrease) in net assets from capital share transactions	(301,554)	(1,615,495)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,945,360	(1,341,446)

NET ASSETS
Beginning of year	24,941,441	26,282,887
End of year	26,886,801	24,941,441
Undistributed net investment income (loss)	(323,169)	(324,002)

CAPITAL SHARE TRANSACTIONS
Shares issued	47,681	97,235
Shares issued in reinvestment of distributions	96,680	85,788
Shares redeemed	(165,335)	(299,467)
Net increase (decrease) in capital shares outstanding	(20,974)	(116,444)

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization. CALAMOS ADVISORS TRUST (the “Trust”), a Massachusetts business trust organized February 17, 1999, consists of a single series, Calamos Growth and Income Portfolio (the “Portfolio”), which commenced operations on May 19, 1999.

The Trust currently offers the Portfolio’s shares to certain life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. The Portfolio seeks high long-term total return through growth and current income.

The Portfolio invests primarily in a diversified portfolio of convertible instruments (including synthetic convertible instruments), equity and fixed-income securities of U.S. companies without regard to market capitalization. In pursuing its investment objective, the Portfolio attempts to utilize these different types of securities to strike, in the investment adviser’s opinion, the appropriate balance between risk and return in terms of growth and income.

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolio:

Portfolio Valuation. The valuation of the Portfolio’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time the Portfolio determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Portfolio determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Portfolio determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Portfolio’s NAV is not calculated.

18CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Portfolio also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Portfolio’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Portfolio to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of December 31, 2017. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Portfolio are charged to the Portfolio; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Portfolio’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

Notes to Financial Statements

The Portfolio recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2014 - 2017 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Portfolio pays a monthly investment advisory fee based on the average daily net assets of the Portfolio at the annual rate of 0.75%.

Pursuant to a financial accounting services agreement, during the year the Portfolio paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Portfolio pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Portfolio reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $111,234 is included in “Other assets” on the Statement of Assets and Liabilities at December 31, 2017. The Portfolio’s obligation to make payments under the Plan is a general obligation of the Portfolio and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at December 31, 2017.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the year ended December 31, 2017 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$63,345	$7,798,134
Proceeds from sales	—	9,862,416

20CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

The following information is presented on a federal income tax basis as of December 31, 2017. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$21,547,044
Gross unrealized appreciation	5,840,801
Gross unrealized depreciation	(370,926)
Net unrealized appreciation (depreciation)	$5,469,875

Note 4 – Income Taxes

For the fiscal year ended December 31, 2017, the Portfolio recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$49,062
Undistributed net investment income/(loss)	(49,901)
Accumulated net realized gain/(loss) on investments	839

Distributions for the year were characterized for federal income tax purposes as follows:

	YEAR ENDED DECEMBER 31, 2017	YEAR ENDED DECEMBER 31, 2016
Distributions paid from:
Ordinary income	$ 214,677	$ 596,728
Long-term capital gains	1,268,862	627,121

As of December 31, 2017, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	90,360
Total undistributed earnings	90,360
Accumulated capital and other losses	—
Net unrealized gains/(losses)	5,468,761
Total accumulated earnings/(losses)	5,559,121
Other	(127,474)
Paid-in-capital	21,455,154
Net assets applicable to common shareholders	$26,886,801

Note 5 – Derivative Instruments

Foreign Currency Risk. The Portfolio may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs Over-The-Counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including

Notes to Financial Statements

the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Portfolio and the counterparty and the amount of collateral due from the Portfolio or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. When a Portfolio is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Portfolio’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Portfolio, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Portfolio defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Portfolio’s custodian.  The master netting agreement provides, in relevant part, that the Portfolio may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Portfolio’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the Portfolio on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Portfolio realizes a gain or loss when a position is closed or upon settlement of the contracts. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

As of December 31, 2017, the Portfolio had outstanding forward foreign currency contracts as listed on the Schedule of Investments.

Equity Risk. The Portfolio may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Portfolio may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Portfolio may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Portfolio, on broad-based securities indexes, or certain ETFs.

When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Portfolio do not typically give rise to counterparty credit risk since options written obligate the Portfolio and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Portfolio since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of December 31, 2017, the Portfolio had outstanding purchased options and/or written options as listed on the Schedule of Investments.

22CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

As of December 31, 2017, the Portfolio had outstanding derivative contracts which are reflected on the Statement of Asset and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Forward foreign currency contracts(1)	$—	$1,114
Options purchased(2)	168,691	—
	$168,691	$1,114

(1)Generally, the Statement of Assets and Liabilities location for Forward foreign currency contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

(2)Generally, the Statement of Assets and Liabilities location for Options purchased is Investments in securities, at value.

The following table presents the outstanding derivative contracts, organized by counterparty, that are subject to enforceable master netting agreements as of December 31, 2017:

Counterparty	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
		ASSETS	LIABILITIES
State Street Bank and Trust	ISDA	$—	$1,114	$—	$—	$1,114
		$—	$1,114	$—	$—	$1,114

For the year ended December 31, 2017, the volume of derivative activity for the Portfolio is reflected below:*

Volume
Forward foreign currency contracts	793,160
Options purchased	3,741
Options written	447

*Activity during the period is measured by opened number of contracts for options purchased or written and opened forward foreign currency contracts (measured in notional).

Note 6 – Securities Lending

The Portfolio may loan one or more of its securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Portfolio. The Portfolio continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the collateral disclosed on a net basis as Securities lending income in the Statement of Operations. The additional return is disclosed on a net basis as Securities lending income in the Statement of Operations. Upon receipt of cash or cash equivalent collateral, the Portfolio’s securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Portfolio records the investment of collateral as an asset (Investment in securities, at value or Restricted cash for collateral on securities loaned) and the value of the collateral as a liability (Collateral for securities loaned) on the Statement of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Portfolio will record unrealized depreciation equal to the decline in value of the invested collateral. The Portfolio will pay reasonable fees to persons unaffiliated with the Portfolio for services in arranging these loans. The Portfolio has the right to call a loan and obtain the securities loaned at any time. The Portfolio does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the year while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of

Notes to Financial Statements

access to income during this year, and (c) the expenses of enforcing its rights. In an effort to reduce these risks, the Portfolio’s security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which the Portfolio lends securities. At December 31, 2017, the Portfolio had no securities on loan and no corresponding collateral for securities lending.

Repurchase agreements involve the Portfolio purchasing securities from a seller, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolio, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. Collateral investments in repurchase agreements are collateralized by U.S. Treasury Bonds. The U.S. Treasury Bonds are held in a custody account at Citibank N.A., the Portfolio’s securities lending agent, on behalf of the Portfolio participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury Bonds can either be maintained as part of the Portfolio or sold for cash. The Portfolio could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Portfolio is less than the repurchase price and the Portfolio’s costs associated with the delay and enforcement of the MRA. The Portfolio did not hold any repurchase agreements at December 31, 2017.

Note 7 – Fair Value Measurements

Various inputs are used to determine the value of the Portfolio’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Portfolio’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Portfolio’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Portfolio’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$3,762,117	$—	$3,762,117
U.S. Government and Agency Securities	—	244,346	—	244,346
Synthetic Convertible Securities (Corporate Bonds)	—	1,165,519	—	1,165,519
Synthetic Convertible Securities (Purchased Options)	137,901	—	—	137,901
Convertible Preferred Stocks	1,369,014	426,448	—	1,795,462
Common Stocks U.S.	18,221,188	—	—	18,221,188
Exchange-Traded Funds	527,012	—	—	527,012
Purchased Options	30,790	—	—	30,790
Short Term Investments	1,132,584	—	—	1,132,584
Total	$21,418,489	$5,598,430	$—	$27,016,919
Liabilities:
Forward Foreign Currency Contracts	$—	$1,114	$—	$1,114
Total	$—	$1,114	$—	$1,114

24CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

	TRANSFERS IN TO LEVEL 1*	TRANSFERS OUT OF LEVEL 1	TRANSFERS IN TO LEVEL 2	TRANSFERS OUT OF LEVEL 2*
Investments at Value:
Convertible Preferred Stock	$125,787	$—	$—	$125,787
Total	$125,787	$—	$—	$125,787

*Transfer from Level 2 to Level 1 was due to availability of quoted prices.

Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.24	$14.07	$14.87	$15.48	$14.07
Income from investment operations:
Net investment income (loss)(a)	0.16	0.15	0.20	0.20	0.20
Net realized and unrealized gain (loss)	2.03	0.74	(0.03)	0.84	2.09
Total from investment operations	2.19	0.89	0.17	1.04	2.29
Less distributions to common shareholders from:
Net investment income	(0.13)	(0.35)	(0.40)	(0.15)	(0.17)
Net realized gains	(0.76)	(0.37)	(0.57)	(1.50)	(0.71)
Total distributions	(0.89)	(0.72)	(0.97)	(1.65)	(0.88)
Net asset value, end of year	$15.54	$14.24	$14.07	$14.87	$15.48
Total investment return based on:
Net asset value(b)	15.51%	6.32%	1.12%	6.84%	16.40%
Net assets, end of year (000)	$26,887	$24,941	$26,283	$27,748	$28,171
Ratios to average net assets applicable to common shareholders:
Net expenses	1.48%	1.57%	1.46%	1.41%	1.39%
Net investment income (loss)	1.05%	1.07%	1.36%	1.26%	1.37%
Portfolio turnover rate	32.0%	28.5%	21.4%	47.6%	63.8%

(a)Net investment income allocated based on average shares method.

(b)Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions.

26CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Advisors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Calamos Growth and Income Portfolio, the sole portfolio constituting the Calamos Advisors Trust (the “Trust”), including the schedule of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Calamos Growth and Income Portfolio of Calamos Advisors Trust as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois
February 7, 2018

We have served as the auditor of one or more Calamos investment companies since 2003.

Trustee Approval of Management Agreement (Unaudited)

The Board of Trustees (“Board” or the “Trustees”) of Calamos Advisors Trust (“Trust”) oversees the Portfolio’s management, and, as required by law, determines annually whether to continue the Trust’s management agreement with Calamos Advisors. Under the management agreement Calamos Advisors serves as the investment manager and administrator for the Trust and the Portfolio. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel, and in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 21, 2017, based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between the Trust and the Adviser on behalf of the Portfolio were fair in light of the nature, quality and extent of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement with respect to the Portfolio through July 31, 2018, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement of the Trust, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Portfolio as well as performance information for comparable funds and other, comparable clients of the Adviser, (iii) the fees and other expenses paid by the Portfolio as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Portfolio, (v) whether economies of scale may be realized as the Portfolio grows and whether potential economies may be shared, in some measure, with Portfolio investors and (vi) other benefits to the Adviser from its relationship with the Portfolio. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreement.

Nature, Quality and Extent of Services. The Board’s consideration of the nature, quality and extent of the Adviser’s services to the Portfolio took into account the knowledge gained from the Board’s meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser’s long-term history of managing the Portfolio; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Portfolio; and the Adviser’s performance as administrator of the Portfolio, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Portfolio. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Portfolio, which further aligns the interests of the Adviser and its personnel with those of the Portfolio’s shareholders. In addition, the Board considered compliance reports about the Adviser from the Portfolio’s Chief Compliance Officer. The Board also considered the information provided by the Adviser regarding the Portfolio’s performance and the steps the Adviser is taking to improve performance. In particular, the Board noted the additional personnel added or planned to be added to the investment teams, which includes portfolio managers, research analysts, research associates and risk management personnel. The Board also noted the Adviser’s significant investment into its infrastructure and investment processes.

Investment Performance of the Portfolio. The Board considered the Portfolio’s investment performance over various time periods, including how the Portfolio performed compared to the median performance of a group of comparable funds (the Portfolio’s “Category”) selected by an independent third-party service provider.  The performance periods considered by the Board ended on March 31, 2017, except where otherwise noted.  Where available, the Board considered one-, three-, five- and ten-year performance.  To the extent the Board considered data for periods other than those ending on March 31, 2017 or considered comparative data in addition to that of the Category, the data was still produced by the independent third-party service provider. The Board considered that the Portfolio outperformed its Category median during the three- and ten-year periods, though the Portfolio underperformed during the other periods.

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by an independent third-party service provider, the Board evaluated the Portfolio’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Portfolio’s “Expense Group”), and the Portfolio’s total expense ratio compared to the median total expense ratio of the Portfolio’s Expense Group.

Trustee Approval of Management Agreement (Unaudited)

28CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board took into account the Adviser’s assertion that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Portfolio, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Portfolio, the more extensive regulatory obligations and risks associated with managing the Portfolio, and other financial considerations with respect to creation and sponsorship of the Portfolio. The Board considered factors that lead to more expenses for registered funds including but not limited to: (i) capital expenditures to establish a fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rates of assets under management and (v) greater exposure to “make whole” errors.

The Board also considered the Adviser’s costs in serving as the Portfolio’s investment adviser and manager, including but not limited to costs associated with technology, infrastructure and compliance necessary to manage the Portfolio. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Portfolio’s investment manager and of the Adviser and its affiliates in all of their relationships with the Portfolio, as well as an explanation of the methodology utilized in allocating various expenses among the Portfolio and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

The Board considered that the Portfolio’s management fee rate and total expense ratio are both higher than the respective medians of the Portfolio’s Expense Group. The Board reviewed the Portfolio’s expenses in light of its performance record.

Economies of Scale. The Board considered whether the Portfolio’s management fee shares with shareholders potential economies of scale that may be achieved by Calamos Advisors. The Board also considered the benefits accruing to shareholders from the Adviser’s investments into its infrastructure and investment processes. The Board concluded that the fee schedule for the Portfolio was appropriate at current asset levels.

Other Benefits Derived from the Relationship with the Portfolio. The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Portfolio. The Board concluded that while the Adviser may potentially benefit from its relationship with the Portfolio in ways other than the fees payable by the Portfolio, the Portfolio also may benefit from its relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreements with the Portfolio and the fees payable by the Portfolio.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Portfolio on its portfolio brokerage transactions to obtain research products and services benefiting the Portfolio and/or other clients of the Adviser and concluded, based on reports from the Portfolio’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement for the Portfolio with the Adviser was in the best interest of the Portfolio and its shareholders.

Tax Information (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2018, shareholders received Form 1099-DIV which included their share of qualified dividends and capital gains distributed during the calendar year 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Portfolio hereby designates $1,268,862 as capital gain dividends for the fiscal year ended December 31, 2017.

Under Section 854(b)(2) of the Code, the Portfolio hereby designates $368,903, or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended December 31, 2017.

Under Section 854(b)(2) of the Code, the Portfolio hereby designates 98.53% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2017.

Trustees and Officers (Unaudited)

30CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

The management of the Portfolio, including general supervision of the duties performed for the Portfolio under the investment management agreement between the Portfolio and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Portfolio shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years.

The following table sets forth each trustee’s name, year of birth, position(s) with the Portfolio, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

NAME AND YEAR OF BIRTH	POSITION(S) WITH PORTFOLIO	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS

Trustees who are interested persons of the Portfolio:
John P. Calamos, Sr., (1940)*	Chairman, Trustee and President (since 1988)	23

Founder, Chairman, and Global Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”), prior thereto, Chief Executive Officer (until 2016), and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”) (until 2013); Director, CAM

Trustees who are not interested persons of the Portfolio:
John E. Neal, (1950)	Trustee (since 2001)	23

Private investor; Director, Equity Residential Trust (publicly-owned REIT) and Creation Investments (private international microfinance company); Partner, Linden LLC (health care private equity); Director, Centrust Bank (Northbrook, Illinois community bank)

William R. Rybak, (1951)	Trustee (since 2002)	23

Private investor; Chairman (since February 2016) and Director (since February 2010), Christian Brothers Investment Services Inc.; Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC** (since January 2007); Trustee, Lewis University (since October 2012); Director, Private Bancorp (2003-2017); formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager)

Stephen B. Timbers, (1944)	Trustee (since 2004); Lead Independent Trustee (since 2005)	23	Private investor

David D. Tripple, (1944)	Trustee (since 2006)	23	Private investor; Trustee, Century Growth Opportunities Fund (since 2010), Century Shares Trust and Century Small Cap Select Fund (since January 2004)***

Virginia G. Breen, (1964)	Trustee (since 2015)	23

Trustee, Neuberger, Berman Fund Complex (since 2015)****; Trustee, Jones Lang LaSalle Income Property Trust (since 2004); Director, UBS A&Q Fund Complex (since 2008)*****; Director, Bank of America/US Trust Company (until 2015); Director of Modus Link Global Solutions, Inc. (until 2013)

*Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.

**Overseeing 118 portfolios in fund complex.

***Overseeing two portfolios in fund complex.

****Overseeing eleven portfolios in fund complex.

*****Overseeing eight portfolios in fund complex.

^The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund, CALAMOS Global Dynamic Income Fund and CALAMOS Dynamic Convertible and Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

Trustees and Officers (Unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee and President of the Portfolio. The following table sets forth each other officer’s name, year of birth, position with the Portfolio and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND YEAR OF BIRTH	POSITION(S) WITH PORTFOLIO	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS

John S. Koudounis, (1966)	Vice President (since 2016)	Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2016); Director CAM (since 2016); President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Thomas Herman, (1961)	Vice President (since 2016); prior thereto Chief Financial Officer (2016-2017)	Senior Vice President and Chief Financial Officer, CAM, CILLC, Calamos Advisors, CWM, and CFS (since 2016); Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Curtis Holloway, (1967)	Chief Financial Officer (since March 2017) and Treasurer (since 2010), Prior thereto Assistant Treasurer (2007-2010)	Senior Vice President, Head of Fund Administration (since 2017), Calamos Advisors; Vice President, Fund Administration, (since 2013)

Robert Behan, (1964)	Vice President (since September 2013)

President (since 2015), Head of Global Distribution (since April 2013), CAM, CILLC, Calamos Advisors, and CFS; prior thereto Senior Vice President (2009-2013), prior thereto Head of US Intermediary Distribution (2010-2013)

J. Christopher Jackson, (1951)	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors and CFS (since 2010); Director, Calamos Global Funds plc (since 2011)

Mark J. Mickey, (1951)	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

Investment Team Discussion
CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT

A description of the Calamos Proxy Voting Policies and Procedures is available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Advisors LLC, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Portfolio’s proxy voting record for the twelve month period ended June 30, 2017, is also available free of charge upon request by calling or writing Calamos Advisors LLC and by visiting the SEC website at http://www.sec.gov. The Portfolio files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Form N-Q is available free of charge, upon request, by calling or writing Calamos Advisors LLC or by visiting the SEC website. You may also review or, for a fee, copy the form at the SEC’s Public Reference Room in Washington, D.C. 1.800.SEC.0330.

CALAMOS ADVISORS TRUST

This report, including the audited financial statements contained herein, is submitted for general information for the contract owners of the Portfolio. The report is not authorized for distribution to prospective investors in the Portfolio unless it is accompanied by a currently effective prospectus of the Portfolio, and, after March 31, 2018, updated performance data for the most recently completed calendar quarter.

2020 Calamos Court
Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2018 Calamos Investments, LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered
trademarks of Calamos Investments, LLC.
KCLANR 2146 2017

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has five audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	12/31/2016	12/31/2017
Audit Fees(a)	$30,300	$30,300
Audit-Related Fees(b)	$32,500	$12,000
Tax Fees(c)	$667	$—
All Other Fees(d)	$—	$—
Total	$63,467	$42,300

(a)	Audit fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)	Audit-related fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c)	Tax fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d)	All other fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e)	(1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1) of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e) (2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment advisor or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	12/31/2016	12/31/2017
Registrant	$—	$—
Investment Adviser	$—	$—

(h)	No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	February 7, 2018

By:	/s/ Curtis Holloway
Name:	Curtis Holloway
Title:	Principal Financial Officer
Date:	February 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	February 7, 2018

By:	/s/ Curtis Holloway
Name:	Curtis Holloway
Title:	Principal Financial Officer
Date:	February 7, 2018